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                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                  Filed Pursuant to Section 13 or 15(d) of the
                         SECURITIES EXCHANGE ACT OF 1934


        Date of Report (Date of earliest event reported): April 23, 2004


     MERISTAR HOSPITALITY OPERATING PARTNERSHIP, L.P.                   MERISTAR HOSPITALITY FINANCE CORP
  (Exact name of registrant as specified in its Charter)      (Exact name of registrant as specified in its Charter)

                         DELAWARE                                                    DELAWARE
                 (State of Incorporation)                                    (State of Incorporation)

                        75-2648837                                                  52-2321015
             (IRS Employer Identification No.)                          (IRS Employer Identification No.)

          MERISTAR HOSPITALITY FINANCE CORP II                            MERISTAR HOSPITALITY FINANCE CORP III
  (Exact name of registrant as specified in its Charter)      (Exact name ofregistrant as specified in its Charter)

                         DELAWARE                                                    DELAWARE
                 (State of Incorporation)                                    (State of Incorporation)

                        73-1658708                                                  46-0467463
             (IRS Employer Identification No.)                          (IRS Employer Identification No.)

                              4501 N. Fairfax Drive
                               Arlington, VA 22203
                   (Address, including zip code, and telephone
                    number, including area code, of Principal
               Executive Offices of all of the above registrants)

       Registrant's telephone number, including area code: (703) 812-7200
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ITEM 7.         FINANCIAL STATEMENTS AND EXHIBITS

(c)             Exhibits:

Exhibit No.     Description

1.1 Underwriting Agreement, dated as of April 23, 2004, by and between MeriStar Hospitality Corporation and Lehman Brothers Inc., incorporated by reference to Exhibit 1.1 of the Current Report on Form 8-K filed by MeriStar Hospitality Corporation on April 27, 2004 (File Number 1-11903).

99.1 Press Release, dated April 28, 2004, incorporated by reference to Exhibit 99.1 of the Current Report on Form 8-K filed by MeriStar Hospitality Corporation on April 29, 2004 (File Number 1-11903).

            * The information furnished under Item 9 of this Current Report on Form 8-K, including Exhibit 99.1, shall not be deemed "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section.

ITEM 9.         Regulation FD Disclosure

         The registrants are furnishing the press release announcing the completion of the sale by MeriStar Hospitality Corporation of 12,000,000 shares of its common stock, which is attached as Exhibit 99.1 to this report and incorporated by reference into this item.
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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: April 29, 2004

                MERISTAR HOSPITALITY OPERATING PARTNERSHIP, L.P.
                MERISTAR HOSPITALITY FINANCE CORP.
                MERISTAR HOSPITALITY FINANCE CORP. II
                MERISTAR HOSPITALITY FINANCE CORP. III

                By:   MERISTAR HOSPITALITY CORPORATION,
                      ITS GENERAL PARTNER

                By:  /s/ Jerome J. Kraisinger
                     ------------------------------------------
                     Jerome J. Kraisinger
                     Executive Vice President, Secretary and General Counsel
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                                  EXHIBIT INDEX

Exhibit No.     Description
-----------     -----------

1.1 Underwriting Agreement, dated as of April 23, 2004, by and between MeriStar Hospitality Corporation and Lehman Brothers Inc., incorporated by reference to Exhibit 1.1 of the Current Report on Form 8-K filed by MeriStar Hospitality Corporation on April 27, 2004 (File Number 1-11903).

99.1 Press Release, dated April 28, 2004, incorporated by reference to Exhibit 99.1 of the Current Report on Form 8-K filed by MeriStar Hospitality Corporation on April 29, 2004 (File Number 1-11903).